EXHIBIT  99.1


                                                                  EXECUTION COPY
                         EXECUTIVE EMPLOYMENT AGREEMENT

     THIS EXECUTIVE EMPLOYMENT AGREEMENT (this "AGREEMENT") is made and entered into effective as of January 31, 2006 (the "EFFECTIVE DATE"), by and between SpaceDev, Inc., a Colorado corporation (together with its successors, "SPACEDEV"), and Scott Tibbitts, an individual resident of the State of Colorado ("TIBBITTS").

                                 R E C I T A L S
                                 ---------------

     WHEREAS, SpaceDev, its wholly-owned subsidiary, Monoceros Acquisition Corp., a Colorado corporation ("MERGER SUB"), Starsys Research Corporation, a Colorado corporation (together with its successors, the "COMPANY"), Tibbitts and certain other parties made and entered into that certain Agreement and Plan of Merger and Reorganization as of October 24, 2005 (as amended, modified or supplemented from time to time, the "MERGER AGREEMENT");

     WHEREAS, the Merger Agreement provides for the merger of the Company with and into Merger Sub, with Merger Sub as the surviving company and a wholly-owned subsidiary of SpaceDev (the "MERGER");

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition precedent to the execution and delivery by SpaceDev of the Merger Agreement and constitutes a material inducement for SpaceDev therefor; and

     WHEREAS, concurrently herewith, SpaceDev and Tibbitts are entering into that certain Non-Competition Agreement (the "NON-COMPETITION AGREEMENT").

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  TERM.

     (a) Term; At-Will Employment. The initial term of Tibbitts' employment hereunder shall be for a period of three (3) years (the "TERM"), commencing on the Effective Date and continuing through the third anniversary date thereof, subject to earlier termination as hereinafter specified. SpaceDev and Tibbitts acknowledge that Tibbitts' employment with SpaceDev is "at-will," as defined under applicable law, and that either party may terminate Tibbitts employment with SpaceDev at any time for any reason, and with or without Cause (as defined below) or notice. If Tibbitts' employment terminates for any reason, neither Tibbitts nor SpaceDev shall be entitled to any payments, benefits, damages, award or compensation, other than as expressly provided in this Agreement.

     (b) Renewal. This Agreement may be renewed for additional twelve-month terms after the expiration of the Term by written agreement between the parties (any such term, a "RENEWAL TERM"). If the Agreement is not so renewed, it will terminate by its own terms as set forth herein and SpaceDev shall have no further obligation to pay Tibbitts any compensation or any other amounts, except for accrued and unpaid salary, any unused accrued vacation and earned compensation  as  defined  in this Agreement, or as otherwise required by law or
Section  4  of  this  Agreement.

     2.  POSITION  AND  RESPONSIBILITIES.

     (a) Position. During the Term and any Renewal Term, Tibbitts shall be employed by SpaceDev with the title of Managing Director (or an equivalent title). Tibbitts shall perform all services appropriate to that position and as assigned by SpaceDev's Chief Executive Officer or, if there be no Chief Executive Officer, its President or other principal executive officer (the "CEO"). Such services shall be consistent with the Outline of Executive Roles and Responsibilities for Managing Director, a copy of which is attached hereto as Exhibit A, as such Outline may be modified by the Board of Directors of SpaceDev (the "BOARD") from time to time due to changed business, market or economic conditions (as so modified, the "EXECUTIVE ROLES"). Tibbitts, in such capacity, shall faithfully perform for SpaceDev the duties of said office and shall perform such other duties of an executive, managerial or administrative nature, consistent with the Executive Roles and the office held by Tibbitts, as shall be reasonably specified and designated from time to time by the CEO, including, in the discretion of the CEO, services to be rendered to and on behalf of SpaceDev's subsidiaries and affiliates (the "RELATED ENTITIES"), including the Company. Tibbitts shall devote sufficient time and effort to the performance of his duties hereunder, shall perform his duties with the utmost good faith and integrity and shall do his utmost to promote the interests of SpaceDev.

     (b)  Other  Activity.  During the Term and any Renewal Term, Tibbitts shall
(i)  render  his  services exclusively to SpaceDev and the Related Entities, and
(ii) not accept or undertake any other employment or business without the prior written consent of SpaceDev, provided that nothing in this Section 2 shall prohibit Tibbitts from performing personal and charitable activities and such other activities as may be approved by the CEO or the Board, so long as in each case such activities (whether or not pursued for pecuniary advantage) (A) do not interfere with the business of SpaceDev or any Related Entity, (B) do not interfere with the performance of his duties and objectives to SpaceDev and the Related Entities under this Agreement, (C) are not directly or indirectly competitive with SpaceDev or any Related Entity, and (D) do not create a potential conflict of interest with SpaceDev or any Related Entity. Without limiting the generality of the foregoing, Tibbitts shall not, directly or indirectly, own, manage, operate, join, control or participate in the ownership, management, operation or control of, or be connected in any manner with, any business that is competitive to the business of SpaceDev or any Related Entity; provided, however, that (i) Tibbitts may own, directly or indirectly, solely as an investment, securities of any publicly traded company if Tibbitts (a) is not a controlling person of, or a member of a group which controls, such company, and (b) does not, directly or indirectly own two percent or more of any class of securities of such company. So that SpaceDev may be aware of the extent of any other demands upon Tibbitts' time and attention, Tibbitts shall disclose to SpaceDev the nature and scope of any other business or professional activity in which he is engaging or becomes engaged during the term of this Agreement.

     (c) Travel and Relocation. SpaceDev shall not require Tibbitts to (i) engage in overnight travel for more than an aggregate of 25 nights away from his home in any three month period, or (ii) relocate from the Boulder or Denver, Colorado metropolitan areas.

     (d) Representations. Tibbitts represents and warrants (i) that he is fully qualified and competent to perform the responsibilities for which he is being hired pursuant to the terms of this Agreement; and (ii) that his execution of this Agreement, his employment with SpaceDev and the performance of his proposed duties under this Agreement do not violate any obligations he may have to any former employer (or other person or entity), including any obligations with respect to proprietary or confidential information of any other person or entity.

     3.  COMPENSATION  AND  BENEFITS.

     (a) Compensation. In consideration of the services to be rendered under this Agreement, SpaceDev shall pay Tibbitts a base salary of One Hundred Fifty Thousand Dollars ($150,000.00) per year (the "BASE SALARY"), payable semi-monthly (or at such other regular intervals as SpaceDev may establish for payroll from time to time) pursuant to the payroll procedures regularly established, and amended, by SpaceDev or its payroll company in their sole discretion, during the term of this Agreement. SpaceDev shall not reduce the Base Salary during the Term or any Renewal Term. Tibbitts shall not be entitled to overtime compensation.

     (b) Bonus. In addition to the annual base salary set forth in Section 3(a) above, the Board, or the Compensation Committee thereof, shall consider awarding Tibbitts bonus compensation at quarterly intervals throughout the Term and any Renewal Terms, if any, up to an annual aggregate amount equaling 50% of Tibbitts' Base Salary, based upon Tibbitts' performance and the achievement of specific milestones to be mutually agreed upon in good faith by Tibbitts and the Board, or the Compensation Committee thereof, within sixty days after the Effective Date and on an annual basis thereafter. In determining the amount of the bonus, if any, and the milestones to employ, the Board, or the Compensation Committee thereof, and Tibbitts (with regard to milestones) shall give due consideration to the Executive Roles and the office held by Tibbitts.

     (c) Incentive, Savings and Retirement Plans. As Tibbitts becomes eligible, he shall be entitled to participate in all other incentive, stock option, savings and retirement plans, policies and programs made available by SpaceDev to other peer executives of SpaceDev.

     (d) Welfare Benefit Plans. Tibbitts shall receive benefits under welfare benefit plans, policies and programs, including medical, dental, disability and life insurance as he becomes eligible, consistent with SpaceDev policy for other peer executives of SpaceDev.

     (e) Paid Vacation. In addition to national and state designated holidays observed by SpaceDev, Tibbitts shall be entitled to twenty days of vacation per calendar year, or such greater number of days as SpaceDev generally affords peer executives of SpaceDev, with full pay, beginning upon execution of this Agreement and the start of each subsequent year of employment hereunder, which shall accrue ratably during each calendar year of employment. Tibbitts' vacation shall be taken and expire in accordance with and shall be subject to the terms of the plans and policies in effect generally as to other peer executives of SpaceDev.

     (f)  Expenses.  SpaceDev  shall  reimburse Tibbitts for expenses reasonably incurred  by  Tibbitts  in  carrying  out  his  duties hereunder, promptly after presentation to SpaceDev of receipts or other documents evidencing the incurrence of such expenses providing that such expenses have been approved in advance by the CEO or the Board.

     (g) Reservation. SpaceDev reserves the right to modify, suspend, or discontinue any and all of the above mentioned plans, practices, policies and programs at any time as long as such action is taken generally with respect to other similarly situated executives of SpaceDev.

     4.  TERMINATION  OF  EMPLOYMENT.

     (a) Upon Death. If Tibbitts dies during the term of this Agreement, the obligations of SpaceDev to or with respect to Tibbitts, under this Agreement, shall terminate in their entirety except as otherwise provided under this
Section  4.

     (b) Upon Disability. Subject to applicable law, SpaceDev may terminate Tibbitts' employment upon 30 days written notice of termination if the Board determines in good faith that Tibbitts is Disabled (as defined below). In the event that Tibbitts elects to challenge the Board's determination based on a disagreement regarding a medical diagnosis concerning Tibbitts (it being understood that all other disagreements shall be resolved pursuant to Section
9), Tibbitts shall notify the Board of his decision, in writing, within 30 days following his receipt of the Board's written notice of termination pursuant to this Section 4(b). Within 30 days following Tibbitts' notice of his election to challenge the Board's determination, SpaceDev and Tibbitts (or his authorized legal representative) shall in good faith attempt to agree on a physician for purposes of examining Tibbitts regarding the disputed medical diagnosis; provided that if SpaceDev and Tibbitts (or his authorized legal representative) cannot agree on a physician within such 30-day period, then SpaceDev and Tibbitts (or his authorized legal representative) shall (i) each select a physician, (ii) use their commercially reasonable efforts to cause their respective selected physicians mutually to select a third physician, and (iii) request such third physician to conduct such examination. If any physician becomes uncooperative during this process, due to no fault of any party hereto, the process shall be repeated until a cooperating physician is selected to perform the examination. The medical opinion of the physician so selected shall be conclusive on the issue of whether Tibbitts is Disabled (to the extent disagreement on such issue is based on a medical diagnosis). "DISABLED" means that Tibbitts is prevented or unable, after reasonable accommodation by SpaceDev, from properly performing his substantial and material duties due to a mental or physical injury or illness for a period of 120 consecutive days (not including any vacation days) in any twelve month period or for a period of 180 total days (not including any vacation days) in any twelve-month period, and "DISABILITY" has the correlative meaning.

     (c) For Cause. Notwithstanding any other provision contained in this Agreement, SpaceDev may terminate this Agreement immediately, at any time, for Cause. For purposes of this Agreement, "CAUSE" shall mean:

     (i) any willful breach or habitual neglect of Tibbitts' material duties (other than due to a Disability or death) that he is required to perform under the terms of this Agreement, the Non-Competition Agreement or the Inventions Agreement;

     (ii) conviction for committing a felony, fraud, financial impropriety, dishonesty or other act of moral turpitude;

     (iii) any knowing or deliberate violation of a requirement of the Sarbanes-Oxley Act of 2002 or other material provisions of the federal securities laws;

     (iv) gross carelessness or misconduct regarding Tibbitts' employment with SpaceDev or any Related Entity; or

     (v) failure to obey the lawful and reasonable direction of the CEO or Board, or breach of any fiduciary duty owed by Tibbitts to SpaceDev or any Related Entity or their respective shareholders, in such a way that has had or will have a direct, substantial and adverse effect on the business, finances or reputation of SpaceDev or any Related Entity or their respective shareholders.

Notwithstanding the foregoing, if there exist (without regard to this and the next succeeding sentence) events or conditions that constitute Cause under subsections (i) or (iv) next above, or, to the extent no substantial and adverse effect has resulted and a cure to is reasonably probable, subsection (v) next above, the Board shall promptly notify Tibbitts in writing of such events or conditions, in reasonable detail, including, where applicable and to the extent practicable, specific examples of acts, omissions, conduct, performance or other events or conditions which constitute Cause. Tibbitts shall have 30 days from the date such written notice is given to cure such events or conditions and, if cured, such events or conditions shall not constitute Cause hereunder. The Board shall make the final determination regarding the existence of Cause and whether Tibbitts has effectively cured the events or conditions constituting Cause. SpaceDev shall be entitled to suspend Tibbitts' duties pending determination of the existence of Cause, provided that any period of suspension shall not count toward the 30-day cure period set forth above.

     (d) Good Reason. Tibbitts may terminate this Agreement upon 30 days written notice to the Board for Good Reason. For purposes of this Agreement, "GOOD REASON" means any of the following events and conditions shall have occurred without Tibbitts' express written consent:

     (i) the assignment to Tibbitts of any substantial and material duties inconsistent with his status or position with SpaceDev, or any other action by SpaceDev that results in a substantial diminution in such status or position; or

     (ii)  any  material  breach  of  this  Agreement  by  SpaceDev.

Notwithstanding the foregoing, if there exist (without regard to this and the next succeeding sentence) events or conditions that constitute Good Reason, Tibbitts shall promptly notify the CEO in writing of such events or conditions, in reasonable detail, including, where applicable and to the extent practicable, specific examples of acts, omissions, conduct, performance or other events or conditions which constitute Good Reason. SpaceDev shall have 30 days from the date such written notice is given to cure such events or conditions and, if cured, such events or conditions shall not constitute Good Reason hereunder.

     (e) Without Cause. SpaceDev may terminate this Agreement at any time, for any reason or no reason.

     (f) Obligations of Tibbitts on Termination. Tibbitts acknowledges and agrees that all property, including keys, credit cards, books, manuals, records, notes, contracts, customer lists, Confidential Information (as defined in this Agreement), documents (in electronic, hard copy or other media), copies of any of the foregoing on any media and in any tangible form, and any equipment or other property furnished to Tibbitts by SpaceDev or any Related Entity (including prior to such Related Entity being one), belong to SpaceDev or such Related Entity, as the case may be, and shall be promptly returned to SpaceDev or such Related Entity, as the case may be, or destroyed if in electronic format, upon termination of employment. Further, upon termination of employment, Tibbitts shall be deemed to have resigned from all offices and directorships then held with SpaceDev or any Related Entity.

     (g)  Obligations  of SpaceDev  on  Termination.

     (i) General. As of the date of termination of this Agreement, without prejudice to any other written agreements SpaceDev and Tibbitts may enter into from time to time, SpaceDev's obligations to pay Tibbitts or his estate, beneficiaries, or legal representatives any other compensation or any other amounts hereunder or on account of the employment relationship contemplated hereby shall cease, except as provided in this Section 4(g) or otherwise provided by law.

     (ii) Death or Disability. If Tibbitts' employment is terminated by reason of Tibbitts' death or Disability, this Agreement shall terminate and SpaceDev's obligations to Tibbitts under this Agreement shall be limited to (a) the prorated payment of Tibbitts' salary through the date of termination to the extent not paid by then (his "PRORATED SALARY"); (b) the payment of earned and accrued bonus or incentive payments due Tibbitts, if any, at the time of termination under any bonus or incentive plans in which Tibbitts participated prior to termination (his "EARNED INCENTIVE COMPENSATION"); (c) the payment of any unused accrued vacation through the date of termination (his "ACCRUED VACATION PAY"); and (d) the payment of any reimbursable business expenses that were documented by Tibbitts prior to termination, or, in the case of Disability, within 30 days thereafter, in accordance with SpaceDev's policies as set forth above and that were not reimbursed by SpaceDev at the time of the termination of this Agreement (his "REIMBURSABLE EXPENSES").

     (iii) For Cause. If Tibbitts' employment is terminated by SpaceDev for Cause, this Agreement shall terminate and SpaceDev's obligations to Tibbitts under this Agreement shall be limited to his Prorated Salary.

     (iv) For Other Than Cause; Good Reason. If Tibbitts' employment is terminated by SpaceDev without Cause or by Tibbitts for Good Reason, this Agreement shall terminate and SpaceDev's obligations to Tibbitts under this Agreement shall be limited to (a) his Prorated Salary; (b) his Earned Incentive Compensation; (c) his Accrued Vacation Pay; (d) his Reimbursable Expenses; (e) payment of contributions required to maintain continued health coverage under COBRA for a period of 18 months (the "COBRA COVERAGE"); and (f) the payment of a lump sum (the "SEVERANCE PAYMENT") equal to: (1) if Tibbitts' employment is terminated by SpaceDev without Cause, his then-current Base Salary per month multiplied by the number of months remaining in the Term (prorated with respect to any partial month), and (2) if Tibbitts' employment is terminated by Tibbitts for Good Reason, his then-current Base Salary per month multiplied by the lesser of (x) twelve months, and (y) the number of months remaining in the Term
(prorated with respect to any partial month). The Severance Payment shall be paid ten (10) business days following any such termination; provided, however, that if Tibbitts is deemed a "specified employee" pursuant to Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (the "CODE"), then the Severance Payment shall be paid on the six-month anniversary of the termination date (in either case, the "SEVERANCE PAYMENT DATE").

Notwithstanding anything in this Agreement to the contrary, (i) SpaceDev shall have no obligation to make the Severance Payment unless on or before the applicable Severance Payment Date, Tibbitts executes and delivers to SpaceDev a full general release of claims, in form and substance satisfactory to SpaceDev, against SpaceDev and the Related Entities and their respective officers, directors, employees and agents, and (ii) the Severance Payment shall be extinguished if such general release is not executed and delivered to SpaceDev by the applicable Severance Payment Date.

     (v) Termination by Tibbitts for Other Than Good Reason. Tibbitts may terminate his employment for any reason upon at least 60 days prior written notice to the Board. In this case, this Agreement shall terminate and SpaceDev's obligations to Tibbitts under this Agreement shall be limited to his (a) Prorated Salary; (b) Earned Incentive Compensation; (c) Accrued Vacation Pay;
(d)  Reimbursable  Expenses;  and  (e)  COBRA  Coverage.

     (h) Change in Employer Status. To the extent permitted by law, SpaceDev, in its sole discretion, may terminate this Agreement (in which case all of SpaceDev's obligations under this Agreement shall cease after payment of all compensation due and owing) upon any formal action of the Board approving the liquidation or dissolution of SpaceDev.

     5. WITHHOLDING. All payments made by SpaceDev or any Related Entity to Tibbitts hereunder shall be subject to applicable payroll deductions and withholdings.

     6. INVENTIONS AND PROPRIETARY INFORMATION. The terms and provisions of the Inventions and Proprietary Information, attached hereto as Exhibit B (the
"INVENTIONS AGREEMENT"), are hereby incorporated herein by reference and expressly made a part hereof, all as if fully set forth herein.

     7.  CONFIDENTIAL INFORMATION.

     (a)"CONFIDENTIAL INFORMATION" means confidential or proprietary information of SpaceDev or any Related Entity (including of the Company prior to the Merger), including trade secrets, inventions, whether or not patentable, and all know-how related thereto, any materials for which copyright protection may be obtained, equipment, equipment configuration, research, development efforts, methodologies, testing, engineering, manufacturing, marketing, sales, finances, operations, processes, formulas, methods, techniques, devices, software programs, projections, strategies and plans, personnel information, industry contacts made during Tibbitts' employment with SpaceDev or any Related Entity, and customer information, including customer needs, contacts, particular projects and pricing. Confidential Information does not include any information that: (i) is or becomes generally available to and known by the public (other than as a result of a wrongful disclosure), or (ii) is or becomes available to Tibbitts on a non-confidential basis from a source other than SpaceDev or any Related Entity or any of their respective directors, officers, agents, employees, attorneys, accountants or other representatives (the "REPRESENTATIVES"), provided that such source is not and was not bound by a confidentiality agreement with or other obligation of secrecy to SpaceDev or any Related Entity of which Tibbitts has knowledge.

     (b) During the Term or any Renewal Term, Tibbitts shall keep secret and retain in strictest confidence, and shall not use for the benefit of Tibbitts or any person other than SpaceDev and its Related Entities, the Confidential Information. Tibbitts acknowledges that the Confidential Information is highly material to the business of SpaceDev and the Related Entities and that the unauthorized disclosure of such information to or its use by others could cause substantial harm to SpaceDev, for which SpaceDev may seek any remedies available at law or in equity. This covenant shall survive the termination of this Agreement, the Non-Competition Agreement and the Inventions Agreement.

     (c) In the event that Tibbitts is requested or required (by oral questions, interrogatories, requests for information or documents, subpoenas, civil investigative demands or similar processes) to disclose any Confidential Information, Tibbitts shall (i) provide SpaceDev with prompt notice thereof and copies of the documents requested or required to be disclosed so that SpaceDev may seek an appropriate protective order or waive compliance with the provisions of this Agreement, and (ii) consult with SpaceDev as to the advisability of SpaceDev's taking of legally available steps to resist or narrow such request.

     (d) Tibbitts therefore expressly agrees that if Tibbitts breaches or threatens to breach any of the covenants of this Section 7, the parties acknowledge that the damage or imminent damage to the business or goodwill of SpaceDev or its Related Entities would be irreparable and extremely difficult to estimate, making any remedy at law or in damages inadequate. Accordingly, SpaceDev shall be entitled to injunctive relief against Tibbitts in the event of any such breach or threatened breach, in addition to any other relief (including damages) available to SpaceDev under this Agreement, at law or in equity.

     8. INDEMNIFICATION. SpaceDev shall indemnify Tibbitts (a) to the extent provided in SpaceDev's Articles of Incorporation, as the same may be amended from time to time, and (b) pursuant to SpaceDev's standard indemnification agreement with its officers and directors, as the same may be in effect from time to time; provided that none of such provisions shall apply, and SpaceDev shall not have any obligation whatsoever to indemnify or defend Tibbitts or hold Tibbitts harmless, for any action, suit or other proceeding to the extent based on acts, omissions, events or circumstances occurring prior to the Merger.

     9.  DISPUTE  RESOLUTION.

     (a) All disputes ("CLAIMS") between the parties arising from or relating to this Agreement or SpaceDev's employment of Tibbitts, whether or not pursuant to this Agreement, shall be resolved by binding arbitration as provided in this
Section 9. The parties each waive their right to commence an action in any court to resolve any Claim, and each party agrees not to initiate or prosecute any lawsuit in any way related to any Claim; provided, however, that this Section 9 shall not apply to any Claim (i) for workers compensation or unemployment benefits; (ii) by SpaceDev for injunctive or other equitable relief; or (iii) the determination of Disability (which shall be determined pursuant to the procedures set forth in Section 4(b)). With respect to matters referred to in clause (ii) next above, SpaceDev may seek and obtain injunctive relief in court, and then proceed with arbitration under this Agreement.

     (b) A Claim must be processed in the manner set forth below, otherwise the Claim shall be void and deemed waived even if there is a federal or state statute of limitations which would allow more time to pursue the Claim.

     (i) The Claim must initially be raised in writing by the party brining the claim (the "AGGRIEVED PARTY") to Tibbitts or the Board, as the case may be (the "OTHER PARTY"). The Other Party shall respond to the Claim within 30 days after the Claim is presented. The failure of the Other Party to respond within such time shall be deemed a general denial of the Aggrieved Party's Claim.

     (ii) If the Aggrieved Party is not satisfied with the Other Party's response, the Aggrieved Party may present the Claim for resolution by final and binding arbitration. If the Aggrieved Party desires to proceed to arbitration, the Aggrieved Party must give written notice to the Other Party of its intention to arbitrate within 60 days from either the mailing of the Other Party's final decision or the expiration of the foregoing 30-day period.

     (iii) If the Other Party desires to initiate arbitration, it must give written notice to the Aggrieved Party within 60 days after either its mailing to the Aggrieved Party of notice of its final decision or the expiration of the foregoing 30-day period.

     (c) The arbitration shall be conducted in accordance with the then-current Model Employment Arbitration Procedures of the American Arbitration Association ("AAA") before a single arbitrator. The arbitration shall be conducted in the English language and shall take place in Denver, Colorado.

     (d) Each party shall have the right to take the deposition of three individuals and any expert witness designated by the other party. Each party also shall have the right to make requests for production of documents to any party. Additional discovery may be had only where the arbitrator so orders, upon a showing of substantial need. All issues related to discovery will be resolved by the arbitrator. The parties waive the provisions of any law that modifies, expands or adds to the discovery and deposition rules set forth in this Section 9(d).

     (e) The arbitrator shall not have the authority to (i) adopt new policies or procedures for SpaceDev or any Related Entity; (ii) modify this Agreement or any existing policies, procedures, wages or benefits of SpaceDev or any Related Entity; or (iii) hear or decide any matter that was not processed in accordance with this Agreement. The arbitrator shall have exclusive authority to resolve any Claim, including a dispute relating to the interpretation, applicability, enforceability or formation of this Agreement, or any contention that all or any part of this Agreement is void or voidable. The arbitrator shall have the authority to award any form of remedy or damages that would be available in a court; provided that neither party shall seek, and the arbitrator shall have no authority to award, punitive or exemplary damages.

     (f) Each party shall pay one-half of all reasonable and necessary fees of the AAA and the arbitrator.

     (g) To the extent permitted by law, Tibbitts agrees not to initiate or prosecute against SpaceDev any administrative action (other than an administrative charge of discrimination) in any way related to any Claim covered by this Agreement.

     (h) The arbitration shall be conducted in private, and will not be open to the public or the media. The testimony and other evidence presented, and the results of the arbitration, unless otherwise agreed by both parties, shall be confidential and shall not be made public or reported by either SpaceDev or Tibbitts.

     (i) The arbitrator shall render a written decision and award (the "AWARD"), which shall set forth the facts and reasons that support the Award. The Award shall be final and binding on SpaceDev and Tibbitts.

     10. FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which that party may be entitled. This provision shall be construed as applicable to the entire contract.

     11. CONSTRUCTION. The rules of construction specified in Section 11.17 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     12. TITLES AND HEADINGS. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

     13. SEVERABILITY. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

     14. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned without the prior written consent of each other party; provided, however, that SpaceDev may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any successor by merger or consolidation. Any assignment in violation of the preceding sentence shall be null and void and of no force or effect. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns.

     15. AMENDMENTS AND MODIFICATION. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by each of the parties hereto.

     16. NO WAIVER. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, or any custom or practice of the parties at variance with the terms hereof shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance. No waiver by any party of any default, misrepresentation or breach hereunder, whether intentional or not, shall be effective unless in writing and signed by the party against whom such waiver is sought to be enforced, and no such waiver shall be deemed to extend to any prior or subsequent default, misrepresentation or breach hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence.

     17. NOTICES. All notices and other communications hereunder shall be made and delivered as set forth in Section 11.4 of the Merger Agreement, provided that for Tibbitts the address shall be as set forth on the signature page hereof below his signature.

     18. GOVERNING LAW. This Agreement and the performance of the transactions and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts negotiated, executed and to be performed entirely within such State.

     19. ENTIRE AGREEMENT. The parties hereby acknowledge and re-affirm the terms and provisions of Section 11.1 of the Merger Agreement.

     20. THIRD-PARTY BENEFICIARIES. This Agreement is made solely for the benefit of the parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

     21.  SUBMISSION  TO  JURISDICTION;  NO  JURY  TRIAL.  Except as provided in
Section 9, the terms and provisions of Section 11.6 (Submission to Jurisdiction; No Jury Trial; Service of Process) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     22. REPRESENTATION BY COUNSEL. Tibbitts acknowledges that he has been represented by legal counsel in connection with this Agreement, that he has read and understands this Agreement, that he is fully aware of its legal effect, and that he has entered into it freely and voluntarily and based on his own judgment and not on any representations or promises other than those contained in this Agreement.

     23. IRC SECTION 409A. To the extent that this Agreement or any part thereof is deemed to be a nonqualified deferred compensation plan subject to Section 409A of the Code and the regulations and guidance promulgated thereunder, (i) the provisions of this Agreement shall be interpreted in a manner to comply in good faith with Section 409A of the Code, and (ii) the parties hereto agree to amend this Agreement, if necessary, for the purposes of complying with Section 409A of the Code promptly upon issuance of any regulations or guidance thereunder; provided that any such amendment shall not materially change the present value of the benefits payable to Tibbitts hereunder or otherwise materially and adversely affect Tibbitts, or SpaceDev or any of SpaceDev's Related Entities, without the written consent of Tibbitts or SpaceDev, as the case may be.

     24. SURVIVAL. The terms and provisions of Section 7 through this Section 24, inclusive, shall survive the termination hereof and the termination of SpaceDev's employment of Tibbitts.

     25. COUNTERPARTS. This Agreement may be executed in two or more original or facsimile counterparts, each of which shall be deemed an original but all of which together shall constitute but one and the same instrument.

     26. FACSIMILE EXECUTION. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK ]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

     SPACEDEV,  INC.

                                              By:  /s/ Richard B. Slansky
                                                 -------------------------------
                                                 Richard B. Slansky
                                                 President

                                      Address:  13855  Stowe  Drive
                                                Poway,  CA  92064
                                                Fax:  (858)  375-1000



                                                  /s/ Scott Tibbitts
                                                 -------------------------------
                                                    Scott  Tibbitts

                                       Address:
                                                  7237  Spring  Creek  Circle
                                                  Niwot,  Colorado  80503
                                                  Facsimile:  (303)  530-2401


                                      PAGE


                                                                       EXHIBIT A


                 OUTLINE OF EXECUTIVE ROLES AND RESPONSIBILITIES

                                MANAGING DIRECTOR

APPOINTED  BY:  CEO  WITH  CONSENT  OF  THE  BOARD  OF  DIRECTORS
REPORTS  TO:  CHIEF  EXECUTIVE  OFFICER

MAJOR  RESPONSIBILITIES

The Managing Director will, operate within the authority and direction given by the Chief Executive Officer, and consistent with his Employment Agreement:

- Be a member of the Company's executive management team and actively participate in its activities

- Participate in the ongoing development and refinement of the Company's technology development roadmap and implementation strategy;

- Lead the development of a corporate wide plan to establish a standard for the

- Company's values, internal communication programs and employee interaction systems;

- In conjunction with the CEO, help identify and pursue strategic potential new lines of business that are consistent with the mission and goals of the Company;

- Identify potential business alliances or acquisition opportunities and then transition opportunities to the appropriate internal resource for further inquiry and due diligence;

- Serve as advisor on new project kick-offs, proof-of-concept technologies, and product initiatives;

-     Participate  in the development of the Company's corporate strategic plan;

- As requested participate in the interview process for prospective senior executive employees;

- Advance the position of the Company in the aerospace industry consistent with the policies of the Board, CEO and Executive Management Team;

- Help management understanding industry and customer needs, and assure that the Company can maintain high customer satisfaction levels;

-     Professionally  represent  the  Company  at  conferences  and  symposia;

- Develop and maintain relationships with academic institutions for the purposes of research collaboration;

-     Chair  special  project  committees  as  requested  by  the  CEO;

- Monitor and brief Executive Management on changes and developments in external and internal industry environment.



                                      PAGE


                                                                       EXHIBIT B

            FORM OF INVENTIONS AND PROPRIETARY INFORMATION AGREEMENT
                                   (Attached)


                                      PAGE